UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   October 28, 2004
                                                 -------------------------------


   GS Mortgage Securities Corp. (as depositor under the Pooling and Servicing
    Agreement, dated as of Ocotber 1, 2004, relating to the GSAA Home Equity
             Trust 2004-9, Asset-Backed Certificates, Series 2004-9)
                          ----------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                333-117485-07              13-6357101
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     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)


85 Broad Street, New York, New York                            10004
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      (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (212) 902-1000
                                                   -----------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.
          -------------

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for GSAA Home Equity Trust 2004-9, Asset-Backed Certificates, Series 2004-9. On October 28, 2004, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans Servicing LP, as servicer, New Century Mortgage Corporation, as servicer, NC Capital Corporation, as responsible party and Deutsche Bank National Trust Company, as trustee, of GSAA Home Equity Trust 2004-9, Asset-Backed Certificates, Series 2004-9 (the "Certificates"), issued in nine classes. The Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1 and Class B-2 Certificates, with an aggregate scheduled principal balance as of October 25, 2004 of $401,854,000 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of October 25, 2004, by and between the Company and the Underwriter.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 9.01 Financial Statements and Exhibits.
          ----------------------------------

(c)   Exhibits

Exhibit 4         Pooling and Servicing Agreement, dated as of October 1,
                  2004, by and among GS Mortgage Securities Corp., as depositor, Countrywide Home Loans Servicing LP, as servicer, New Century Mortgage Corporation, as servicer, NC Capital Corporation, as responsible party and Deutsche Bank National Trust Company, as trustee.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 12, 2004                  GS MORTGAGE SECURITIES CORP.




                                          By: /s/  Howard Altarescu
                                             ------------------------------
                                              Name:  Howard Altarescu
                                              Title: Vice President

                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation  S-K
Exhibit No.                     Description                                Page
-----------                     -----------                                ----

4                               Pooling and Servicing Agreement,             6
                                dated as of October 1, 2004, by
                                and among GS Mortgage Securities
                                Corp., as depositor, Countrywide
                                Home Loans Servicing LP, as
                                servicer, New Century Mortgage
                                Corporation, as servicer, NC
                                Capital Corporation, as
                                responsible party and Deutsche
                                Bank National Trust Company, as
                                trustee